UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 7, 2000

MASSACHUSETTS FINCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation or organization)	0-24791 (Commission File Number)	04-3431804 (IRS Employer Identification No.)

70 Quincy Avenue, Quincy, Massachusetts 02169
(Address of principal executive offices)

(617) 825-5555
(Registrant's telephone number, including area code)

1442 Dorchester Avenue, Boston, Massachusetts 02122
(Former name or former address, if changed since last report.)

Item 5. Other Events.

      On January 7, 2000, Massachusetts Fincorp, Inc. (the "Company"), issued a press release announcing that, effective December 31, 1999, John B. Byrne had resigned from the Company's Board of Directors.

      A press release announcing Mr. Byrne's resignation is attached as Exhibit 99.1.

Item 7. Financial Statements and Other Exhibits.

      Exhibit 99.1 Press Release dated January 7, 2000.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2000	By: /s/ Ruth J. Rogers Ruth J. Rogers CFO and Treasurer